Financial risk management	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Financial risk management	Financial risk management
5.1Financial risk factors

The Group’s activities are exposed to a variety of financial risks: market risk (including changes in the Company’s share price, exposure to fluctuation in currency exchange rates and exposure to interest rate movements), credit risk and liquidity risk.

Management and the Board of Directors regularly reviews the Group cash forecast and related foreign exchange risk. It also performs the risk assessment, defines any necessary measures and ensures the monitoring of the internal control system. The Group does not use derivative financial instruments to hedge these exposures.
Foreign exchange risk
The Group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to British pounds, Euros and Swiss francs. Transaction exposure arises because the amount of local currency paid or received in transactions denominated in foreign currencies may vary due to changes in exchange rates. Foreign exchange risk arises from:
–forecast costs denominated in a currency other than the entity’s functional currency;
–recognized assets and liabilities denominated in a currency other than the entity's functional currency; and
–net investments in foreign operations.
Management believes that foreign exchange risk is minimal, as the Company pays invoices mainly in USD and holds cash principally in USD.
The Group's cash and cash equivalents are denominated in the following currencies:

	2022	2022	2021	2021
December 31	in KL/C(1)	in KUSD	in KL/C(1)	in KUSD
In USD	319,568	319,568	462,306	462,306
In CHF	116	125	580	635
In GBP	4,111	4,974	2,162	2,921
In EUR	1,658	1,774	601	682
		326,441		466,544
_______________
(1)Thousands Local Currencies
The Group has certain investments in foreign operations whose net assets are exposed to foreign currency translation risk. Currency exposure arising from these net assets of the Group’s foreign operations is managed primarily through purchasing goods and services denominated in the relevant foreign currencies.
At December 31, 2022, if the USD had weakened / strengthened by 10% against the CHF with all other variables held constant, the pre-tax loss for the year would have been KUSD 742 higher / lower, mainly as a result of foreign exchange losses / gains on translation of CHF-denominated net monetary liabilities (2021: KUSD 1,034 higher / lower on net monetary assets).

At December 31, 2022, if the USD had weakened / strengthened by 10% against the EUR with all other variables held constant, the pre-tax loss for the year would have been KUSD 98 higher / lower, mainly as a result of foreign exchange losses / gains on translation of EUR-denominated net monetary liabilities (2021: KUSD 191 higher / lower on net monetary assets).
At December 31, 2022, if the USD had weakened / strengthened by 10% against the GBP with all other variables held constant, the pre-tax loss for the year would have been KUSD 487 higher / lower, mainly as a result of foreign exchange losses / gains on translation of GBP-denominated net monetary liabilities (2021: KUSD 424 higher / lower), and the gain on currency translation differences credited directly to equity and arising on the translation of the net assets of ADCT UK would have been KUSD 633 higher / lower (2021: KUSD 544 higher / lower on net monetary assets).
Interest rate risk
Interest rate risk arises from movements in interest rates which could have adverse effects on the Group's net income or financial position. Changes in interest rates cause variations in interest income and expenses on interest-bearing assets and liabilities, and on the value of the net defined benefit pension obligation. In relation to the royalty purchase agreement with HCR, the Company is obligated to pay interest in the form of royalties in connection with certain net sales and licensing revenue. As the EIR on the deferred royalty obligation does not depend on market performance, the exposure to interest rate and market risk is deemed low. See note 27, “Deferred royalty obligations” for further information. In regards to the senior secured term loans, the interest rate is variable and dependent upon market factors. The Company will update the EIR at the end of each reporting period for changes in the rate. See note 23, "Senior secured term loan facility and warrants" for further information. A hypothetical 100 basis point increase (decrease) in the interest rate as of December 31, 2022 would have increased (decreased) the effective interest expense associated with the Company's senior secured term loan facility by KUSD 272 and (KUSD 273), respectively.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities and from its financing activities including deposits with banks and other financial institutions (see note 19b, “Credit quality of financial assets”). The Group’s cash and cash equivalents accounts are maintained with well established, highly rated financial institutions. The Company’s wholly-owned subsidiaries are solvent, are managed on a cost-plus service provider basis, and are supported by the Company as the parent.

To date, the Company’s only source of product revenue, which commenced during May 2021, has been sales of ZYNLONTA only in the U.S., which is sold primarily through wholesale distributors. In addition, the Company began earning license revenues in 2022 through its license agreements with third parties. See note 7 “Revenue recognition” for further information. We continuously monitor the creditworthiness of our customers and have internal policies regarding customer credit limits. When determining customer allowances for estimated credit losses, the Company analyzes accounts that are past due, the creditworthiness of its customers, current economic conditions and, when sufficient historical data becomes available, actual credit losses incurred by the Company. As of December 31, 2022, the Company did not record an allowance for expected credit losses as it was considered immaterial.
Liquidity risk
Liquidity risk is the risk that the Group may not be able to generate sufficient cash resources to settle its obligations in full as they fall due or can do so only on terms that are materially disadvantageous. Prudent liquidity risk management implies maintaining sufficient cash to cover working capital requirements. Cash is monitored by the Group management.
Funding and liquidity risks are reviewed regularly by management and the Board of Directors. The Board of Directors reviews the Group’s ongoing liquidity risks quarterly as part of the financial review process and on an ad hoc basis as necessary. To date, the Company has funded its capital requirements through capital raises, including the issuance of the Company’s common shares, the issuance of convertible loans (see note 24, “Convertible loans”), the issuance of term loans (see note 23, “Senior secured term loan facility and warrants”), partnering of its programs and royalty financings (see note 7, “Revenue recognition” and note 27, “Deferred royalty obligation”).
The table below analyzes the Group's financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date.

(in KUSD)	Note	Less than 1 year	1-3 years	3-5 years	More than 5 years
Trade accounts payable		12,351	—	—	—
Lease liabilities, contractual rent		1,284	2,380	2,323	2,456
Senior secured term loan, interest and exit fee (1)		14,840	29,882	30,440	27,272
Senior secured term loan, principal	23	—	—	—	120,000
Deferred royalty obligation (2)	27	4,885	—	—	—
At December 31, 2022 (2)		33,360	32,262	32,763	149,728

Trade accounts payable		12,080	—	—	—
Lease liabilities, contractual rent		1,235	2,122	1,962	3,706
Convertible loan, interest and exit fee		6,938	13,894	6,672	—
Convertible loan, principal	24	—	—	115,000	—
Deferred royalty obligation (2)	27	1,191	—	—	—
At December 31, 2021 (2)		21,444	16,016	123,634	3,706
(1) The interest on the senior secured term loans is variable and dependent upon market factors. The EIR will get updated at the end of each reporting period for changes in the rate.
(2) The Company received an initial USD 225.0 million of gross proceeds under the deferred royalty obligation. The table above includes the fixed amount to be paid to HCR next quarter. The remaining obligation has been excluded from the tabular disclosure as there is no contractual maturity date and payments are not yet fixed. The Company’s aggregate royalty obligations are capped at a maximum of 2.50 times the amount received (see note 27, “Deferred royalty obligation”).
5.2Capital management
The Group considers equity as equivalent to the IFRS equity on the balance sheet (including share capital, share premium and all other equity reserves attributable to the owners of the Company). Other than its lease liabilities, the Group’s only interest-bearing debt relates to the issuance of senior secured term loans (see note 23, “Senior secured term loan facility and warrants”). While the royalty purchase agreement does not have an explicit interest rate, the Company is obligated to pay interest in the form of royalties in connection with certain net sales and licensing revenue (see note 27, “Deferred royalty obligation”).
The primary objective of the Group's capital management is to maximize shareholder value. Management and the Board of Directors regularly reviews its shareholder return strategy. For the foreseeable future, management and the Board of Directors will maintain a capital structure that supports the Group's strategic objectives through managing funding and liquidity risks and optimizing shareholder return.
The Company is a commercial-stage biotechnology company with product candidates still at pre-clinical and clinical stages of development. It intends to continue to explore financing opportunities either through the equity or debt markets as well as through cooperation and collaboration with pharmaceutical and biotechnology partners – potentially along the value chain from research alliances through co-development to commercialization. As explained in note 2 (iii), “Going concern basis”, management believes that the Company has sufficient financial resources available to meet all of its obligations for at least the twelve months from the issuance of these consolidated financial statements without additional capital becoming available.
5.3Fair value estimation
As of December 31, 2022, the carrying amount is a reasonable approximation of fair value for the following financial assets and liabilities:
–Cash and cash equivalents;
–Trade accounts receivable; and
–Trade accounts payable.
As a result of increases in interest rates, the Company utilized a higher discount rate, 2.3%, in its most recent pension obligation actuarial valuation performed as of December 31, 2022. The use of a higher discount rate resulted in a decrease of USD 3.7 million to its Defined benefit pension liabilities with a corresponding offset to Other comprehensive loss which was recorded during 2022. The reduction in its Defined benefit pension liability was capped at the fair value of the Company’s pension plan assets. The Company expects to perform its annual actuarial valuation in conjunction with its fiscal year ending December 31, 2023.
Fair values must be estimated at the end of each reporting period with regard to the senior secured term loan warrant obligation and the Deerfield warrants. The approach to valuation follows the grant date fair value principle, and the key input factors are described for the senior secured term loan facility warrant obligation in note 23, "Senior secured term loan facility and warrants" and for the Deerfield warrants in note 25, "Deerfield warrants". Commonly accepted pricing models (Black-Scholes) have been used to calculate the fair values. The valuation of the senior secured term loan facility warrant obligation and Deerfield warrants are classified as pertaining to Level 2 of the valuation hierarchy. The convertible loan derivatives previously were classified as pertaining to Level 3 of the valuation hierarchy and were extinguished on August 15, 2022. See note 24, "Convertible loans" for further information. The Company no longer has any inputs pertaining to level 3 of the valuation hierarchy set out below.
The different levels of the valuation hierarchy have been defined as follows:
a.Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;
b.Level 2: inputs other than quoted prices that are observable for the asset or liability, either directly (for example, as prices) or indirectly (for example, derived from prices);
c.Level 3: inputs for the asset or liability that are not based on observable market data.
There were no transfers between the respective levels during the period.